MFS(R) RESEARCH BOND FUND J

                        Supplement to Current Prospectus


Effective immediately, the Expense Table in section II "Expense Summary" is hereby restated with respect only to Class A shares as follows:

     Shareholder Fees (fees paid directly from your investment)

                                     Class A
     Maximum Sales Charge (Load) Imposed on
     Purchases (as a  percentage of
     offering price)..........................            4.75%
     Maximum Deferred Sales Charge (Load) (as a
     percentage of original purchase
     price or redemption proceeds, whichever is
     less)....................................     See Below(#)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                   Class A
     Management Fees                               0.50%
     Distribution and Service (12b-1) Fees(1)      0.35%
     Other Expenses(2)                             0.23%
                                                   -----
     Total Annual Fund Operating Expenses(2)       1.08%
            Fee Reductions((3))                    (0.50)%
                                                   -------
     Net Expenses(2)                               0.58%

(#) For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and service fees to support the sale and distribution of the fund's class A, class B and class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees" below.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may have entered into or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(3) MFS has contractually agreed to reduce the fund's management fee to 0.35% annually of the fund's daily net assets. The fund's distributor, MFS Fund Distributors, Inc. (MFD), has contractually agreed to waive the fund's 0.25% annual class A service fee and 0.10% annual class A distribution fee. These contractual fee arrangements will continue until at least August 31, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of these arrangements.


Effective immediately, the "Example of Expenses" under section II "Expense Summary" is hereby restated with respect only to Class A shares as follows:

  --------------------------- ---------- ---------- ---------- ----------
           Share Class        Year 1     Year 3     Year 5     Year 10
  --------------------------- ---------- ---------- ---------- ----------
  --------------------------- ---------- ---------- ---------- ----------
  Class A shares              $531       $755       $996       $1,687

  --------------------------- ---------- ---------- ---------- ----------


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Effective  immediately,  the fourth sentence in "Distribution  and Service Fees"
under section V "Description of Share Classes" is hereby restated as follows:


The 0.10% class A distribution fee and the 0.25% class A service fee are currently being waived.


                The date of this Supplement is November 1, 2005.